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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 4, 2000


                        ARXA INTERNATIONAL ENERGY, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE
             13-3784149                                     2-99565
-------------------------------------             ------------------------
   (STATE OR OTHER JURISDICTION OF                (COMMISSION FILE NUMBER)
     IRS EMPLOYER IDENTIFICATION



    2301 14TH STREET, SUITE 900, GULFPORT, MS                       39501
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


                                 (228) 864-6667

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 4.   Changes in the Company's Certifying Accountants

  (a) Reg. SB 304 a(1) Previous Independent Accountants

     (i) On November 23, 1999, ARXA International Energy Inc. (the "Company") contacted representatives of Hein + Associates LLP to inform them that their firm would no longer be engaged as the principal accountant to audit the Company's financial statements for the fiscal year ending October 31, 1999 and terminated the relationship effective November 23, 1999.

     (ii) Hein + Associates reports on the financial statements for the fiscal year 1998 contained the following modification as to the uncertainty of the Companies ability to continue as a going concern.

As discussed in Note 2 to the consolidated financial statements, the Company had a net loss of $1,748,299 and negative cash flow from operations of $742,455 for the year ended October 31, 1998 and had an accumulated deficit of $3,195,016 at that date, which raises substantial doubt about its ability to continue as a going concern. The Company is currently seeking outside sources of financing to fund its development efforts. Should the Company be unable to access such financing, it will have to materially curtail its development and operating activities. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

     (iii) The decision to change accountants was recommended by the Company's management and approved by the Company's Audit Committee and the Company's Board of Directors.

     (iv) In connection with its audits for the most recent fiscal year ended October 31, 1998 and 1997 and during the subsequent interim periods through November 23, 1999 there have been no disagreements with Hein + Associates LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     (vi) The Company has requested Hein + Associates LLP to furnish a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the statements made by the Company in response to Item 304 of Regulation S-B. (See "Exhibit 16" attached below)

  (b) Reg. SB 304(a)(2) New Independent Accountants

     (i) The Company engaged Gibbons, Gibbons, & Buck, P.C., 4328 Boulevard Park S., Mobile, AL 36609 as its new independent accountants effective November 23, 1999. During the most recent fiscal year and through October 31, 1999, the Company has not consulted with Gibbons, Gibbons, & Buck concerning their financial statements, including the following items: an audit of the Company's financial statements as the principal accountant, an audit of a significant subsidiary as an independent accountant, the application of accounting principles to a specified transaction or the type of audit opinion that might by rendered on the Company's financial statements or any matter which concerned a disagreement or "reportable event" with the previous independent accountants.

Item 7.   Financial Statements and Exhibits

  (c) Exhibits

        16. Letter from Hein + Associates Certified Public Accountants

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ARXA International Energy, Inc.
                                 (Registrant)

Date:  May 5, 2000               By:   /s/ JACK R. DURLAND, JR.
                                    ------------------------------------------
                                    JACK R. DURLAND, JR.
                                    Vice President and Chief Financial Officer

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